UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

     ______________________________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 15, 2004

     ______________________________________________________________________

                               CELADON GROUP, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                    000-23192               13-3361050
 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File Number)          Identification No.)


          One Celadon Drive, Indianapolis, IN               46235
         (Address of principal executive offices)         (Zip Code)


                                 (317) 972-7000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant's Certifying Accountant

     On September 15, 2004, the Audit Committee of the Board of Directors of Celadon Group, Inc., a Delaware corporation (the "Company"), dismissed Ernst & Young LLP ("Ernst & Young") as the Company's independent registered public accounting firm, effective immediately.

     The report issued by Ernst & Young in connection with the Company's financial statements for each of its two most recent fiscal years ended June 30, 2004, and June 30, 2003, did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's two most recent fiscal years ended June 30, 2004, and June 30, 2003, and the subsequent interim period preceding the dismissal of Ernst & Young on September 15, 2004, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K), if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make a reference to the subject matter of such disagreement in connection with its reports, and there occurred no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

     The Company has provided Ernst & Young with a copy of the foregoing statements. A copy of Ernst & Young's letter to the Securities and Exchange Commission, dated September 21, 2004, regarding its agreement with the foregoing statements is attached to this report as Exhibit 16.1.

     Although the Company has not, as of September 21, 2004, formally engaged a new independent registered public accounting firm, the Audit Committee has reached a preliminary understanding with a "Big Four" firm to serve as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2005. The formal engagement of this new independent registered public accounting firm is subject to that firm's customary new client acceptance procedures, which are expected to be completed prior to September 30, 2004.

Section 9. Financial Statements and Exhibits

Item 9.01  (c)  Exhibits

           EXHIBIT
           NUMBER                   EXHIBIT DESCRIPTION
           ------   ----------------------------------------------------------
            16.1    Letter of Ernst & Young LLP to the Securities and Exchange
                    Commission, dated September 21, 2004

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CELADON GROUP, INC.


Date: September 21, 2004            By:   /s/ Stephen Russell
                                        ------------------------------
                                        Stephen Russell
                                        Chairman, Chief Executive Officer, and
                                        President

                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER                    EXHIBIT DESCRIPTION
         ------      ----------------------------------------------------------
          16.1       Letter of Ernst & Young LLP to the Securities and Exchange
                     Commission, dated September 21, 2004